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                                                                    EXHIBIT 10.1

                           INVESTORS' RIGHTS AGREEMENT
                       STANDSTILL AND EXTENSION AGREEMENT

      THIS INVESTORS' RIGHTS AGREEMENT STANDSTILL AND EXTENSION AGREEMENT ("Agreement") is made as of April 29, 2004 (the "Effective Date"), by and between RUBIO'S RESTAURANTS, INC., a Delaware corporation, ("Rubio's"), and RALPH RUBIO, an individual (the "Investor").

                                    RECITALS

      A. Rubio's and the Investor are parties to that certain Amended and Restated Investors' Rights Agreement, dated as of November 19, 1997, as amended on December 31, 1997 and in May 1998 (the "Rights Agreement"), wherein the Rubio's granted to the Investor certain registration rights.

      B. The Investor desires to obtain an extension to its registration rights.

      C. The Company is willing to grant to Investor an extension of Investor's registration rights through May 6, 2006 in exchange for the Investor agreeing not to exercise any demand registration rights on or before February 1, 2005.

                                    AGREEMENT

      NOW, THEREFORE, the parties hereto agree as follows:

1. Extension of Registration Rights. Beginning on the Effective Date and extending through May, 6, 2006, Rubio's hereby grants to the Investor the same rights, if any, held by the Investor as of the Effective Date under Sections 1.2, 1.3, 1.4, 1.6, 1.7, 1.8, 1.9, 1.10, 1.11, 1.12 and 1.14 of the Rights
Agreement. Such rights shall be governed by the relevant terms and conditions as set forth in the Rights Agreement, which terms are hereby incorporated by reference, provided that the Investor shall be considered the "Holder" as that term is used in the Rights Agreement.

2. Standstill. Beginning on the Effective Date and extending through February 1, 2005, the Investor will not exercise any demand registration rights, as described in Sections 1.2 or 1.12 of the Rights Agreement or set forth in
Section 1 hereof, that it is entitled to, whether pursuant to this Agreement or pursuant to the Rights Agreement.

3.    Miscellaneous.

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      (a)   Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of Rubio's and the Investor.

      (b) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      (c) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      (d) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as set forth on the signature page of this Agreement.

      (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

      (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

      (g) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      (h) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

                            [Signature Pages Follow]

                                       2

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:                                   RUBIO'S RESTAURANTS, INC.
                                           a Delaware corporation

                                           By: /s/ Sheri Miksa
                                               ---------------------------------
                                               Sheri Miksa, President and Chief
                                               Operating Officer

                                           Address: 1902 Wright Place, Suite 300
                                                     San Diego, CA  92008
                                                     Fax No.:  (760) 602-5113

INVESTOR:                                  RALPH RUBIO

                                           /s/ Ralph Rubio
                                           ---------------------------------
                                                    Ralph Rubio

                                           Address: ------------------------
                                                    ------------------------
                                                   Fax: --------------------